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                                                                   EXHIBIT 10.2


                        REGISTRATION RIGHTS AGREEMENT


      REGISTRATION RIGHTS AGREEMENT dated as of May 31, 1995 by and among HEALTHSOURCE, INC., a New Hampshire corporation (the "Company") with a principal office at Two College Park Drive, Hooksett, New Hampshire 03106 and PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY, a Tennessee corporation ("Provident") with a principal office at One Fountain Square, Chattanooga, Tennessee 37402.

     WHEREAS, pursuant to an Asset and Stock Purchase Agreement dated as of December 20, 1994, as amended (the "Purchase Agreement") the Company has issued to Provident 1,000,000 shares of its Class A Cumulative Preferred Stock, $100 stated value ("Preferred Stock"), and

     WHEREAS, Provident wishes to be granted certain registration rights with respect to the Preferred Stock and to the Company's Subordinated Notes which the Company has the right to issue in exchange for the Preferred Stock (the "Notes") pursuant to the Third Amendment to the Purchase Agreement, and the Company wishes to grant to Provident certain registration rights with respect to such Preferred Stock and Notes, upon all the terms and conditions herein set forth. Any holders to whom Provident transfers Preferred Stock or Notes shall not have any registration rights hereunder, except such Registration Rights shall be available to any affiliate of Provident in the event of an internal restructuring or reorganization of Provident, to a holder of the Preferred Stock following a change of control of Provident as provided herein, or to a holder pursuant to Section 10 hereof.

     NOW THEREFORE, in consideration of the mutual agreements contained herein, the Company and Provident agree as follows:

                            ARTICLE I

                       Registration Rights

     1. Demand Registration. To the extent Provident and the other holder (if any) have not already sold all of the Preferred Stock or Notes and subject to the provisions of this Agreement, the Company shall, upon the written demand of Provident given at any time (x) after June 1, 1997, in the case of the Preferred Stock, and (y) at any time after the issuance of the Notes, in the case of the Notes, use its best efforts to file a registration statement under the Securities Act of 1933 (the "Securities Act") of such number of shares of Preferred Stock or Notes then beneficially owned by Provident as shall be indicated in a written demand sent to the Company by Provident (a "Demand Registration"); provided, however, that

               (i) Provident may only make Demand Registration requests on one (1) occasion;

               (ii) the Company shall not be obligated to file a demand Registration unless Provident proposes to sell all of the shares of Preferred Stock or all of the Notes in a firm commitment underwriting managed or co-managed by an underwriter acceptable to the Company;

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               (iii) the Company shall not be required to file any
registration statement that would require the inclusion of audited statements of the Company for any period more recent than the Company's most recent fiscal year and shall not be obligated to file a registration statement within 120 days after the effective date of another registration statement filed by the Company; and

               (iv) the Company shall not be required to file any registration statement pursuant to a demand under this Section 1 if it has in process a registration pursuant to a transaction of the type specified in Rule 145(a) under the Securities Act and for a period of sixty (60) days after effectiveness of such registration.

     2. Indemnification by the Company. In the event of any registration of any Preferred Stock or Notes under the Securities Act, the Company shall, and hereby does, agree to indemnify and hold harmless Provident, its directors and officers, each other person who participates as an underwriter in the offering or sale of such Preferred Stock or Notes and each other person, if any, who controls Provident or any such underwriter within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such party or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Preferred Stock or Shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse each such party and each such director, officer, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information about Provident furnished to the Company by Provident for use in the preparation thereof.

     3. Indemnification by Provident. The Company may require, as a condition to including the Preferred Stock or Notes in any registration statement filed pursuant to Section 1, that the Company shall have received an undertaking satisfactory to it from the selling shareholder or noteholder to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2) the Company, each director of the Company, each officer of the Company signing such registration statement, each person who participates as an underwriter in the offering or sale of such Preferred Stock or Notes and

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each other person, if any, who controls the Company or any such underwriter within the meaning of Section 15 of the Securities Act with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about the selling shareholder furnished to the Company by such selling shareholder for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.

     4. Notices of Claims, etc.. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2 or Section 3, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 2 or
Section 3, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     5. Other Indemnification. Indemnification similar to that specified in Sections 2, 3, and 4 (with appropriate modifications) shall be given by the Company and Provident with respect to any required registration or other qualification of Preferred Stock or Notes under any federal or state law other than the Securities Act.

     6. Indemnification Payments. The indemnification required by this Agreement shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     7. Registration Covenants of the Company. In the event that any Preferred Stock or Notes are to be registered pursuant to Section 1, the

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Company covenants and agrees that it shall use its best efforts to effect the registration and cooperate in the sale of the Preferred Stock or Notes to be registered and shall as expeditiously as possible:

          (a) within 90 days (or less if reasonably possible without unusual expense) prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to the Preferred Stock or Notes on such form as determined by the Company to be appropriate (as well as any necessary amendments or supplements thereto) (a "Registration Statement") and, use its best efforts to cause the Registration Statement to become effective; provided, however, that the Company may extend such 90 day period for a period not to exceed 90 days if the Company would be required to disclose in the Registration Statement any material nonpublic information and the Company reasonably concludes that the disclosure of such information would be inadvisable at that time;

          (b) prior to the filing described in clause (a), furnish to Provident copies of the Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof;

          (c) notify Provident, promptly after the Company shall receive notice thereof, of the time when the Registration Statement is to become effective or when any amendment or supplement or any prospectus forming a part of the Registration Statement has been filed;

          (d) notify Provident promptly of any request by the SEC for the amending or supplementing of the Registration Statement or prospectus or for additional information;

            (e) (i) advise Provident after the Company shall receive notice or otherwise obtain knowledge of the issuance of any order by the SEC suspending the effectiveness of the Registration Statement or any amendment thereto or of the initiation or threatening of any proceeding for that purpose and (ii) promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if a stop order should be issued;

          (f) furnish to Provident and to each underwriter such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including any preliminary prospectus) and such other documents as Provident may reasonably request in order to facilitate the disposition of the Preferred Stock or Notes owned by Provident;

          (g) make reasonable efforts to register or qualify such Preferred Stock or Notes under such other securities or blue sky laws of such jurisdictions as determined by the underwriters after consultation with the Company and Provident and do any and all other acts and things which may be reasonably necessary or advisable to enable Provident to consummate the disposition in such jurisdictions of the Preferred Stock or Notes, provided that the Company shall not be obligated to qualify to do business as a foreign corporation under the laws of any jurisdiction in which it shall not then be qualified or subject itself to taxation in any jurisdiction in which it would

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not otherwise be subject to taxation;

          (h) notify Provident, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Registration Statement would contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of Provident, prepare a supplement or amendment to the Registration Statement so that the Registration Statement shall not, to the Company's knowledge, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (i) use its best efforts to facilitate the listing of the Preferred Stock or Notes on a securities exchange or the trading thereof through a self-regulatory organization;

          (j) provide a transfer agent and registrar, which may be a single entity, for all the Preferred Stock or Notes not later than the effective date of the Registration Statement;

          (k) (i) make available for inspection by Provident, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by Provident or any such underwriter all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by Provident and such persons and (ii) cause the Company's officers, directors and employees to supply all information reasonably requested by Provident or any such underwriter, attorney, accountant or agent in connection with the Registration Statement;

          (l) use its best efforts to cause the Preferred Stock or Notes covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary to enable Provident to consummate the disposition of such Preferred Stock or Notes; and

          (m) if the offering is underwritten, on the date that Preferred Stock or Notes are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to Provident, stating that such registration statement has become effective under the Securities Act and that (A)to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for the purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by Provident or its counsel and
(ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to Provident, stating that

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they are independent public accountants within the meaning of the
Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement, the related prospectus or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request.

     In the event that Provident seeks Demand Registration rights pursuant to
Section 1(a), the Company may, in its sole discretion, in lieu of registering the Preferred Stock or Notes for which registration is sought, elect to repurchase such Registration Rights

Preferred Stock or Notes from Provident; Provident and each holder of Preferred Stock or Notes hereby grants the Company an option to purchase such Preferred Stock or Notes. If the Company so elects, it shall give notice of the same to Provident within twenty (20) days of receipt of a Provident demand or request for registration, following which it shall close the repurchase of such Preferred Stock or Notes within an additional thirty (30) days. The repurchase price shall be (i) with respect to Notes, the market value of such Notes and (ii) with respect to the Preferred Stock, the market value of such shares plus any dividends accrued thereon and owed pursuant to Section 4 of the Preferred Stock Designation. For the purposes of this Section 7, the market value of the Notes or the Preferred Stock shall be determined by the same procedure (obtaining indications of fair market value from three investment banking firms of recognized national standing) specified in either the Preferred Stock Designation or Exhibit 19.06-B to the Third Amendment to the Asset and Stock Purchase Agreement (in each case as of date (other than Monday or Friday) during the second business week following the week in which Provident has demanded registration pursuant to Section 1 hereof. Such repurchase shall be effected through the delivery of all relevant stock certificates or notes, free and clear of all liens and encumbrances, with appropriate stock powers, against receipt of wire transfer funds for the aggregate purchase price.

     8. Cooperation of Provident. As a condition to the Company's obligation to effect a Demand Registration, Provident shall cooperate with the Company and (i) provide all requested information and certifications; (ii) enter into, if required by the underwriters, an underwriting agreement containing customary terms and conditions; (iii) execute a power of attorney and custody agreement for the Preferred Stock or Notes to be sold; and, (iv) execute such other documents as shall be reasonably necessary to accomplish the registration.

     9. Expenses. Except as provided in the last sentence hereof, Provident and the Company shall each pay one-half of all the expenses in connection with any Demand Registration (provided that the Company's share shall be limited to $100,000), including all registration, filing and regulatory review fees, all fees and expenses of complying with securities or blue sky laws, all listing fees, all word processing, duplicating and printing expenses, all messenger

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 and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants (including the expenses of comfort letters required by or incident to such performance and compliance), the reasonable fees and disbursements of any counsel retained by the Company or Provident and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting discounts and commissions, and transfer taxes, if any (collectively "Expenses"). Notwithstanding the foregoing, in any registration, pursuant to this Registration Rights Agreement, Provident shall pay for its own underwriting discounts and commissions, and transfer taxes, if any.

       10. No Assignment. Provident's rights under this Agreement may not be assigned except to an affiliate of Provident in the event of an internal reorganization or (ii) to the holder of the Preferred Stock following a change of control as defined in Section 19.05(b) of the Purchase Agreement or (iii) jointly with Provident to a holder of Preferred Stock or Notes, provided such holder beneficially owns at least ten percent (10%) of the Preferred Stock or Notes outstanding and, provided further, such holder is the only holder of such securities in addition to Provident or one of its affiliates.

      11. Termination. Provident's rights under Section 1 to a Demand Registration shall cease immediately (and this Agreement shall terminate) after the fourth anniversary hereof if Provident shall at any time thereafter own less than either 500,000 shares of Preferred Stock or $50,000,000 principal amount of Notes.

      12. Confidentiality. Provident and the Company each agrees that it will not use, disseminate or transmit to an unauthorized party any confidential information regarding the other obtained as a result of any of the transactions contemplated by this Agreement.

      13.  Miscellaneous.

           (a) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of Provident.

           (b) Notices. All communications provided for hereunder shall be sent by first class mail:

           If to the Company, to:    Healthsource, Inc.
                                     Two College Park Drive
                                     Hooksett, NH   03106
                                     Attn: Norman C. Payson, M.D.
                                                        President




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          with a copy to:           Sheehan Phinney Bass + Green,
                                     Professional Association
                                    1000 Elm Street, P.O. Box 3701
                                    Manchester, NH   03105-3701
                                    Attn: Jon S. Richardson, Esq.

          If to Provident, to:      Provident Life and Accident
                                    Insurance Company
                                    One Fountain Square
                                    Chattanooga, TN   37402
                                    Attn: J. Harold Chandler
                                                     President
         with a copy to:            Alston & Bird
                                    One Atlantic Center
                                    1201 West Peachtree Street
                                    Atlanta, GA  30309-3424
                                    F. Dean Copeland, Esq.

          (c) Headings. The descriptive headings of the several ections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (d) Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New Hampshire.

          (e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officer or officers thereto duly authorized.

                                     HEALTHSOURCE, INC.


                                     By:  /s/ Norman C. Payson, M.D.
- ------------------------                -------------------------------------
                                        Norman C. Payson, M.D.
                                        President and Chief Executive Officer






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                                    PROVIDENT LIFE AND ACCIDENT
                                     INSURANCE COMPANY


                                    By:   /s/ Thomas R. Watjen
- ------------------------                -------------------------------------
                                        Thomas R. Watjen
                                        Executive Vice President





















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